Exhibit 10.49
SECOND AMENDMENT TO
SERVICE CORPORATION INTERNATIONAL
2005 EXECUTIVE DEFERRED COMPENSATION PLAN
     WHEREAS, Service Corporation International (the “Company”) previously established the Service Corporation International 2005 Executive Deferred Compensation Plan (the “Plan”) for the benefit of those employees who qualify thereunder and for their beneficiaries; and
     WHEREAS, the Company has reserved the right to amend the Plan from time to time; and
     WHEREAS, the Company desires to amend the Plan to change the name of the Plan;
     NOW, THEREFORE, effective the date hereof:
1. Section 1.32 of the Plan is hereby amended, to be and read as follows:
“1.32 “Plan” shall mean the Service Corporation International Executive Deferred Compensation Plan, which shall be evidenced by this instrument and by each Plan Agreement, as they may be amended from time to time.”
2. All future references to the Plan shall be to the “Service Corporation International Executive Deferred Compensation Plan.”
     IN WITNESS WHEREOF, the Company has caused this instrument to be executed this 13th day of November, 2007.

SERVICE CORPORATION INTERNATIONAL

By:	/s/ Jane D. Jones
Jane D. Jones, Vice President, Human Resources